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                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                AUGUST 15, 2006


                      WARRIOR ENERGY SERVICES CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                  0-18754                    11-2904094
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(State or other jurisdiction        (Commission File              (IRS Employer
of incorporation)                      Number)               Identification No.)


                100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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                            SECTION 7 - REGULATION FD

ITEM 7.01. REGULATION FD DISCLOSURE

         On August 15, 2006, we issued a press release announcing the execution of a Fourth Amendment to our Second Amended and Restated Credit Agreement with General Electric Capital Corporation. The text of the press release is attached as an exhibit to this current report.


                  SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  In accordance with General Instruction B.2 of Form 8-K, the following exhibit is furnished pursuant to Item 7.01, and shall not be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Warrior Energy Services Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

                  99.1 Press Release dated August 15, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WARRIOR ENERGY SERVICES CORPORATION


Dated:  August 15, 2006                   By: /s/ William L. Jenkins
                                              --------------------------------
                                              William L. Jenkins, President






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                                INDEX TO EXHIBITS






         99.1     Press Release dated August 15, 2006.





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